UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2013

Gladstone Commercial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-33097	020681276
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders

On May 2, 2013, Gladstone Commercial Corporation (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted and approved each of the proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 22, 2013.

Proposal 1: The election of four directors to hold office until the 2016 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Votes
Paul W. Adelgren	4,337,411	63,997	5,118,407
Terry Earhart	4,331,772	69,636	5,118,407
David Gladstone	4,302,074	99,334	5,118,407
John H. Outland	4,354,002	47,406	5,118,407

The following directors will continue to hold office until the 2014 Annual Meeting of Stockholders:

Michela A. English
Anthony W. Parker

The following directors will continue to hold office until the 2015 Annual Meeting of Stockholders:

Terry Lee Brubaker
David A.R. Dullum
John D. Reilly

Proposal 2: To ratify the selection by the Audit Committee of the Company’s board of directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013.

For	Against	Abstain
9,427,089	61,690	31,036

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

May 3, 2013	By:	/s/Danielle Jones

Name: Danielle Jones
Title: Chief Financial Officer & Treasurer